SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)             January 25, 1996



                         BANYAN SHORT TERM INCOME TRUST
            (Exact name of Registrant as specified in its charter)


  Massachusetts                 1-8820                           36-6801275
(State of or other         (Commission File           (I.R.S. Employer
 jurisdiction of                Number)                       Identification
 incorporation)                                                   Number)



150 South Wacker Drive, Suite 2900, Chicago, IL                    60606
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (312) 553-9800


ITEM 5.     OTHER INFORMATION

      On January 25, 1996, Banyan Short Term Income Trust (the "Registrant") announced that it has been advised by the American Stock Exchange (the "AMEX") that the last day for trading of the Registrant's shares on the AMEX will be Friday, February 2, 1996. The AMEX will then finalize procedures to delist the Registrant's stock from the AMEX, a process that is anticipated to be completed by the end of February, 1996.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 30, 1996                 BANYAN SHORT TERM INCOME TRUST
                                                (Registrant)

                                        By:   /s/ Joel L. Teglia
                                              Joel L. Teglia
                                        Its:  Vice President, Chief Financial
                                                        and Accounting Officer